UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2011

Date of Report

(Date of earliest event reported)

PRESTIGE CAPITAL CORPORATION (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52855 (Commission File Number)	93-0945181 (IRS Employer Identification No.)
2157 South Lincoln Street, Suite 220, Salt Lake City, Utah (Address of principal executive offices)		84106 (Zip code)

Registrant’s telephone number, including area code:  801- 323-2395

4751 South Ichabod Street, Salt Lake City, Utah 84117

(Former address of principal executive offices)

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 25, 2011, Prestige Capital Corporation (the “Company”) dismissed Mantyla McReynolds, LLC,

Certified Public Accountants, as our independent registered public accounting firm.  Mantyla McReynolds, LLC had audited our financial statements for the fiscal years ended December 31, 2010 and 2009 and its report, dated March 29, 2011, was modified only as to the uncertainty of our ability to continue as a going concern.  Except for this modification, the report did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the dismissal of Mantyla McReynolds, LLC and there were no disagreements between the Company and Mantyla McReynolds, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2010 and 2009 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Mantyla McReynolds, LLC occurring during the two fiscal years ended December 31, 2010 and 2009 or any subsequent interim period preceding the date of dismissal.

On October 25, 2011, the Company engaged Sadler, Gibb & Associates, Certified Public Accountants, as our independent registered public accounting firm.  The decision to engage Sadler, Gibb & Associates was approved by our board of directors and during the two most recent fiscal years ended December 31, 2010 and 2009, and through the date of engagement, neither we nor anyone on our behalf consulted with Sadler, Gibb & Associates regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Sadler, Gibb & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Mantyla McReynolds, LLC prior to filing this report and we requested that Mantyla McReynolds, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Mantyla McReynolds, LLC has furnished the requested letter and it is attached as exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of agreement from Mantyla McReynolds, LLC, dated October 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2011	PRESTIGE CAPITAL CORPORATION By: /s/Joseph C. Cannella Joseph C. Cannella, President

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